UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported) January 4, 2024

Key Tronic Corporation
(Exact name of registrant as specified in its charter)

Washington		0-11559	91-0849125
(State or other jurisdiction of incorporation)		(Commission File Number)	(IRS Employer Identification No.)

4424 North Sullivan Road	Spokane Valley,	Washington	99216
(Address of principal executive offices)			(Zip Code)
Registrant's telephone number, including area code (509) 928-8000
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provision (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, no par value	KTCC	NASDAQ Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Explanatory Note
This Current Report on Form 8-K/A (this “Amendment”) amends, and should be read in conjunction with, the Current Report on Form 8-K previously filed by Key Tronic Corporation (the “Company,” “our” or “we”) with the Securities and Exchange Commission on January 9, 2024 (the “Original Report”). The Original Report disclosed, among other things, the retirement of Craig D. Gates, President and Chief Executive Officer, effective June 30, 2024. This Amendment provides information about a consulting arrangement with Mr. Gates.

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On June 20, 2024, the Company entered into an agreement with Mr. Gates (the “Consulting Agreement”), pursuant to which he will provide certain consulting services to the Company following his retirement. The Consulting Agreement provides for a term beginning on June 30, 2024 and ending on June 30, 2026 and payments of $10,000 per month.

Mr. Gates’ long-term incentive plan awards under the Company’s amended and restated long-term incentive plan shall continue to vest and remain outstanding, providing for a pro rata portion of the value, if any, when vested in accordance with the terms of the plan. In addition, Mr. Gates’ existing Stock Appreciation Rights awards under the Company’s amended and restated 2010 incentive plan shall continue to vest and remain outstanding in accordance with the terms of the plan.

ITEM 7.01 REGULATION FD DISCLOSURE

On June 20, 2024, the Company issued a press release regarding the Consulting Agreement. A copy of the press release is furnished as Exhibit 99.1 to this report and incorporated by reference into this Item 7.01.

The information in this Item 7.01 including Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section and shall not be deemed incorporated by reference into any filing by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as set forth in such filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(d)Exhibits

Exhibit Number	Description
99.1	Press Release Dated June 20, 2024

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KEY TRONIC CORPORATION (Registrant)
Date: June 20, 2024

	By:	/s/ Brett R. Larsen
Brett R. Larsen, Executive Vice President of Administration, CFO and Treasurer
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